Exhibit 99.(ii)

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Annual Report on Form 10-K for the fiscal year ended August 31, 2002 (the "Report") by Farmland Industries, Inc. (the "Company"), the undersigned, as the Chief Financial Officer of the Company, hereby certified pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13 (a) or Section 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:_____________________                                  /s/ STEVEN R. RHODES
                                                                                      Steven R. Rhodes,
                                                                                      Chief Financial Officer